Exhibit 10.5

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise

Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 31, 2019

	Name and Ownership	Franchise Agt. Signed	Franchise Fee (2)	Royalty Rate
BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (27.5%) Scott M. Colosi (2.0%)	12/11/2018	$15,000	4.0%

EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (28.75%)	06/08/2018	$15,000	4.0%

FARGO, ND ROADHOUSE OF FARGO, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (5.05%)	10/05/2016	$15,000	4.0%

FARMINGTON, NM (1) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (95.0%)		$0	3.5%

LEXINGTON, KY MAN O’WAR RESTAURANTS, INC. 300 WEST VINE, SUITE 2200 LEXINGTON, KY 40507	W. Kent Taylor (5.0%)	08/13/2012	$0	2.0%

MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (2.0%)	09/16/2014	$15,000	4.0%

MUNCIE, IN HOOSIER ROADHOUSE, LLC 13099 PARKSIDE DRIVE FISHERS, IN 46038	W. Kent Taylor (4.91%)	04/11/2013	$0	$50,000	/yr

OMAHA, NE ROADHOUSE OF OMAHA, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (10.99%)	02/10/2017	$15,000	4.0%

PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (15.0%) Scott M. Colosi (3.0%)	12/21/2018	$15,000	4.0%

WICHITA, KS ROADHOUSE OF KANSAS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (24.05%) Scott M. Colosi (4.0%)	01/03/2015	$15,000	4.0%

(1)	Franchise rights under Preliminary Agreement, dated March 19, 2004, are to be transferred to a location not yet identified.

(2)	This fee represents the renewal fee to be paid and/or has been paid by the applicable franchisee upon the renewal of the applicable Franchise Agreement.